 EXHIBIT 10.4(b) Amendment dated as of August 20, 1993 to the form of amended and restated severance agreement for executive officers dated as of February 24, 1989.

                              Amended and Restated
                              Severance Agreement


                                Amendment No. 1


         THIS AMENDMENT, dated as of August 20, 1993, is to amend, change and modify the provisions of a certain Amended and Restated Severance Agreement between Ryder System, Inc., a Florida corporation (the "Corporation"), and ___________ (the "Executive"), dated as of February 24, 1989 (the "Severance Agreement").

                                  WITNESSETH:


         WHEREAS, the Corporation and the Executive have previously entered into the Severance Agreement; and

         WHEREAS, the Corporation and the Executive now desire to amend the Severance Agreement;

         NOW, THEREFORE, the Severance Agreement is hereby amended as follows:

         1.      Section 2(c) is replaced by the following:

                          (c) there is a liquidation or dissolution of the Corporation or a sale of all or substantially all of the assets of the Corporation.

         2. The chart set forth in Section 3(e) is replaced by the following:

                 Mgmt. Level 19 or above         Three (3) years
                 Mgmt. Level 15-18               Two (2) years
                 Mgmt. Level 14                  One (1) year and six (6) months
                 Mgmt. Level 13                  One (1) year
                 Mgmt. Level 12                  Nine (9) months
                 Mgmt. Level 11                  Six (6) months

         3. The chart set forth in Section 4(a)(iii)(III)d is replaced by the following:

                 Mgmt. Level 19 or above           3
                 Mgmt. Level 15-18                 2
                 Mgmt. Level 14                    1.5
                 Mgmt. Level 13                    1
                 Mgmt. Level 12                    .75
                 Mgmt. Level 11                    .5

        4.      This Amendment shall be effective as of August 20, 1993.


         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its duly authorized officer and the Executive has hereunto set his hand, all as of the day and year first above written.


                                                     RYDER SYSTEM, INC.
                                                     (the "Corporation")



                                                     ---------------------------



                                                     ---------------------------
                                                           Executive








                                      2